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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of US Unwired Inc. of our report dated March 8, 2002 relating to the financial statements of IWO Holdings, Inc. and its subsidiaries, which appears in the Current Report on Form 8-K of US Unwired Inc. dated April 1, 2002.

                                          /s/ PricewaterhouseCoopers LLP

Albany, New York
April 8, 2002